Exhibit 99.3

ABM ANNOUNCES COMPREHENSIVE STRATEGY AND TRANSFORMATION INITIATIVE TO ENHANCE SHAREHOLDER VALUE

Realigning Operations for More Efficient Delivery of Client Solutions

With Projected Annualized Operating Savings of Approximately $40-$50 Million and

Opportunity for Accelerated Profitable Growth

New York, NY – September 2, 2015 – ABM (NYSE:ABM), a leading provider of facility solutions, today announced that its Board of Directors has approved a comprehensive strategy and transformation initiative to drive long-term profitable growth and enhance shareholder value. The initiative will focus ABM on its core strengths and most profitable businesses, and align its business operations to deliver unique industry and client solutions.

As previously announced in June 2015, the Company underwent a comprehensive strategic review with the assistance of the Boston Consulting Group to develop a long-term strategic plan for the business. As part of this process, ABM identified several key priorities designed to differentiate ABM in the marketplace, improve its margin profile and accelerate revenue growth. These priorities include:

•	Profitable Growth: Growing by focusing on industries and solutions where ABM can distinguish itself on service and quality and drive profitable, margin-accretive growth. ABM will initially focus on key verticals where it has or can build a competitive advantage, including Business & Industry, Aviation, Healthcare, Education, and HighTech.

•	Organizational Realignment: Aligning business operations to better support specific industries and deliver excellence in client solutions, including a transition to an integrated end-market verticals focus, simplified organizational structure and a consolidation of certain shared services. The Company expects the majority of the organizational changes to be in place by the end of the second quarter of fiscal 2016.

•	Consistent Excellence: Implementing best practices in account management and labor management across the organization, as well as developing a more integrated approach for continuous improvement in its safety program, including driving initiatives to help reduce future insurance claim frequency and severity.

•	Cost Optimization: Leveraging the Company’s scale to manage costs more efficiently and effectively, including supplier consolidation and process and procurement enhancement.

•	Talent Development: Creating greater opportunities and career paths for ABM employees by further developing the Company’s talent management system capabilities.

•	Capital Allocation Focus: Announcing a $200 million share repurchase program, a dividend consistent with current practice, and an increased focus on specific financial performance metrics.

“We know that to compete effectively and continue creating value for our shareholders, the ABM of the future must be fundamentally different from the ABM that exists today,” said Scott Salmirs, president and chief executive officer, ABM. “Executing this strategy will enhance the quality of our client solutions and position ABM to become the undisputed leader in providing exceptional facility solutions and deliver sustainable top and bottom-line growth.

“Our long-term strategic vision sets out our plan for the next five years. This 2020 Vision has three primary phases. The first phase of the transformation is focused on implementing the operating structure that will enable the organization to increase efficiency and effectiveness necessary for growth and cost reduction. Phase two of the transformation will encompass the realization of the cost savings from procurement, account management and other organizational changes as well as an increased focus on driving growth under the realigned verticals structure. The final phase will be aimed at accelerating growth from our new vertical alignment and account planning systems, while continuously implementing additional cost savings initiatives.

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We look forward to providing more detail on the 2020 Vision at our investor day in October,” Salmirs said.

The Company anticipates pre-tax restructuring charges ranging from $45 million to $60 million. The majority of these restructuring charges will be incurred through the third quarter of fiscal 2016 and are primarily for severance, project fees, and the potential write-down of certain investments. The Company expects the majority of the organizational benefits to be realized by the end of the first half of fiscal 2016. Once the strategy and realignment is fully implemented by the second half of fiscal 2017, the Company expects annualized run-rate for operational benefits of $40 million to $50 million.

“While we are still in the early stages of implementing our comprehensive strategy and transformation initiative”, Salmirs said, “today’s announcement reinforces our ongoing commitment to further strengthen our financial performance and positions ABM for long-term profitable growth and the enhancement of shareholder value.”

The Company also reviewed all service lines and internal investments to assess whether ABM is best positioned to continue to competitively offer value added services to customers over the long-term. As a result of this process, despite its strong underlying fundamentals, the Company has determined that it will explore strategic alternatives for its Security business that may include a partnership, sale or other strategic transaction.

ABM’s review of strategic alternatives for its Security business is only in its beginning stages. As such, at this point, ABM cannot assess whether any particular strategic alternative for the Security business will be pursued or, if so, upon what terms and conditions or the timing thereof.

ABM plans to further discuss its strategy and transformation initiative during its investor meeting at the end of October 2015.

ABOUT ABM

ABM (NYSE:ABM) is a leading provider of facility solutions with revenues of approximately $5.0 billion and 118,000 employees in over 300 offices deployed throughout the United States and

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various international locations. ABM's service capabilities include electrical & lighting, energy solutions, facilities engineering, HVAC & mechanical, janitorial, landscape & turf, parking and security, provided through stand-alone or integrated solutions. ABM provides custom facility solutions in urban, suburban and rural areas to properties of all sizes — from schools and bank branches to the largest and most complex facilities, such as airports, hospitals and manufacturing plants. ABM Industries Incorporated, which operates through its subsidiaries, was founded in 1909. For more information, visit www.abm.com.

FORWARD-LOOKING STATEMENTS

This press release contains both historical and forward-looking statements. Forward-looking statements are not based on historical facts but instead reflect our current expectations, estimates or projections concerning future results or events. These statements generally can be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “expectation,” “anticipate,” “may,” “could,” “intend,” “belief,” “estimate,” “plan,” “target,” “predict,” “likely,” “should,” “forecast,” “outlook,” or other similar words or phrases. These statements are not guarantees of future performance and are inherently subject to known and unknown risks, uncertainties and assumptions that are difficult to predict and could cause our actual results to differ materially from those indicated by those statements. Forward-looking statements in this press release include, but are not limited to, statements regarding our future operating and financial performance, including, but not limited to, statements regarding our plans to return capital to stockholders, whether through stock repurchases, cash dividends, or otherwise, statements regarding our review of strategic alternatives for our security business, statements regarding the ability of our risk management and safety programs to affect our insurance reserves for casualty programs, statements regarding the adoption of our strategy and transformation initiative, statements regarding the cost savings we have projected to achieve by the realignment of our business operations to better support specific industries and efficiently deliver client solutions and statements regarding the timing of any of the foregoing. We cannot assure you that any of our expectations, estimates or projections will be achieved. Numerous factors could cause our actual results and events to differ materially from those expressed or

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implied by forward-looking statements. These factors include, but are not limited to the following: (1) changes to our businesses, operating structure, capital structure, or personnel relating to the adoption of our strategy and transformation initiative may not have the desired effects on our financial condition and results of operations; (2) our strategy of moving to an integrated facility solutions provider platform, which focuses on vertical markets, may not generate the organic growth in revenues or profitability that we expect; (3) we may not achieve the cost savings we have projected to achieve by the realignment of our business operations to better support specific industries; (4) we may not be able to control within expectations the costs and expenses of implementing our strategy and transformation initiative; (5) the adoption of our strategy and transformation initiative may have an adverse impact on our relationships with employees, customers and vendors; (6) we may not be able to timely sell our security business at a valuation or upon such terms as our board believes is in the best interests of stockholders and the costs that we may incur in connection with reviewing strategic alternatives for our security business may not be recouped if a sale of the security business is not consummated; (7) risks relating to our acquisition strategy may adversely impact our results of operations; (8) we are subject to intense competition that can constrain our ability to gain business as well as our profitability; (9) increases in costs that we cannot pass on to clients could affect our profitability; (10) we have high deductibles for certain insurable risks, and therefore we are subject to volatility associated with those risks, there is the possibility that our risk management and safety programs may not have the intended effect of allowing us to reduce our insurance reserves for casualty programs and there is the possibility that our insurance reserves may need to be materially adjusted from time to time; (11) our captive insurance company may not bring us the benefits we expect; (12) our restructuring initiatives may not achieve their expected cost reductions; (13) our business success depends on our ability to preserve our long-term relationships with clients; (14) our business success depends on retaining senior management and attracting and retaining qualified personnel; (15) we are at risk of losses stemming from accidents or other incidents at facilities in which we operate, which could cause significant damage to our reputation and financial loss; (16) negative or unexpected tax consequences could adversely affect our results of operations; (17) changes in energy prices and government

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regulations could adversely impact the results of operations of our Building & Energy Solutions business; (18) significant delays or reductions in appropriations for our government contracts may negatively affect our business and could have an adverse effect on our financial position, results of operations, and cash flows; (19) we conduct some of our operations through joint ventures, and our ability to do business may be affected by the failure of our joint venture partners to perform their obligations; (20) our business may be negatively affected by adverse weather conditions; (21) federal health care reform legislation may adversely affect our business and results of operations; (22) our services in areas of military conflict expose us to additional risks; (23) we are subject to cyber-security risks arising out of breaches of security relating to sensitive company, client, and employee information and to the technology that manages our operations and other business processes; (24) we are subject to business continuity risks associated with centralization of certain administrative functions; (25) a decline in commercial office building occupancy and rental rates could adversely affect our revenues and profitability; (26) deterioration in general economic conditions could reduce the demand for facility services and, as a result, reduce our earnings and adversely affect our financial condition; (27) financial difficulties or bankruptcy of one or more of our clients could adversely affect our results; (28) any future increase in the level of our debt or in interest rates could affect our results of operations; (29) our ability to operate and pay our debt obligations depends upon our access to cash; (30) goodwill impairment charges could have a material adverse effect on our financial condition and results of operations; (31) impairment of long-lived assets may adversely affect our operating results; (32) we are defendants in class and representative actions and other lawsuits alleging various claims that could cause us to incur substantial liabilities; (33) changes in immigration laws or enforcement actions or investigations under such laws could significantly adversely affect our labor force, operations, and financial results; (34) labor disputes could lead to loss of revenues or expense variations; (35) we participate in multiemployer pension plans that under certain circumstances could result in material liabilities being incurred; (36) disasters or acts of terrorism could disrupt services; (37) actions of activist investors could be disruptive and costly and could cause uncertainty about the strategic direction of our business; and (38) the costs that we may incur in connection with reviewing strategic alternatives for our security

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business which may not be recouped if a sale of or strategic transaction involving the security business is not consummated.

The list of factors above is illustrative, but by no means exhaustive. Additional information regarding these and other risks and uncertainties the Company faces is contained in the Company’s Annual Report on Form 10-K for the year ended October 31, 2014, and in other reports the Company files from time to time with the Securities and Exchange Commission (the “SEC”) (including all amendments to those reports). The Company urges readers to consider these risks and uncertainties in evaluating its forward-looking statements. The Company cautions readers not to place undue reliance upon any such forward- looking statements, which speak only as of the date made. The Company disclaims any obligation or undertaking to publicly release any updates or revisions to any forward-looking statements contained herein (or elsewhere) to reflect any change in the Company’s expectations with regard thereto, or any change in events, conditions or circumstances on which any such statement is made, whether as a result of new information, future events or otherwise, except as otherwise required by the federal securities laws.

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Contact:
Investors & Analysts:	David Farwell	Media:	Chas Strong
	(212) 297-9792		(770) 953-5072
	dfarwell@abm.com		chas.strong@abm.com

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